                            DIRECTOR SELECT OUTLOOK
                              SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY
    SUPPLEMENT DATED JANUARY 8, 2002 TO THE PROSPECTUS DATED AUGUST 29, 2001
                       AND REVISED AS OF OCTOBER 1, 2001

The following is added to the sub-section entitled "How do I purchase a Contract?" in "The Contract" section of the prospectus:

For Contracts issued in Massachusetts, Premium Payments are accepted until the later of age 67 or the seventh Contract Anniversary. For Contracts issued in Oregon, Premium Payments are accepted for the first seven Contract years only.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-39612
HV-3550